                                                                  Exhibit (M)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $59,818
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $48,581.73
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   921.48
- Mortality & Expense Charge****     $   552.88
+ Hypothetical Rate of Return*****     ($638.88)
                                     ----------
=                                    $   59,818  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 46.74
 2      $ 46.75
 3      $ 46.76
 4      $ 46.77
 5      $ 46.78
 6      $ 46.79
 7      $ 46.79
 8      $ 46.80
 9      $ 46.81
10      $ 46.82
11      $ 46.83
12      $ 46.84
Total   $561.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1       ($54.09)
 2       ($53.93)
 3       ($53.78)
 4       ($53.63)
 5       ($53.47)
 6       ($53.32)
 7       ($53.16)
 8       ($53.01)
 9       ($52.85)
10       ($52.70)
11       ($52.55)
12       ($52.39)
Total   ($638.88)

CASH SURRENDER VALUE:
Year 5 Cash Surrender Value =
Year 5 Policy Value             $59,818.48
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   55,818 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,762
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $56,511.04
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   915.62
- Mortality & Expense Charge****     $   624.31
+ Hypothetical Rate of Return*****   $ 3,440.65
                                     ----------
=                                    $   71,762 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 46.35
 2      $ 46.34
 3      $ 46.33
 4      $ 46.32
 5      $ 46.31
 6      $ 46.31
 7      $ 46.30
 8      $ 46.29
 9      $ 46.28
10      $ 46.27
11      $ 46.27
12      $ 46.26
Total   $555.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1      $  283.21
 2      $  283.84
 3      $  284.48
 4      $  285.11

 5      $  285.75
 6      $  286.39
 7      $  287.03
 8      $  287.67
 9      $  288.32
10      $  288.97
11      $  289.62
12      $  290.27
Total   $3,440.65

CASH SURRENDER VALUE:
Year 5 Cash Surrender Value =
Year 5 Policy Value             $71,761.76
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   67,762 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,755
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $65,436.99
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   908.91
- Mortality & Expense Charge****     $   704.71
+ Hypothetical Rate of Return*****   $ 8,581.85
                                     ----------
=                                    $   85,755 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 45.90
 2      $ 45.87
 3      $ 45.84
 4      $ 45.82
 5      $ 45.79
 6      $ 45.76
 7      $ 45.73
 8      $ 45.70
 9      $ 45.67
10      $ 45.64
11      $ 45.61
12      $ 45.58
Total   $548.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1      $  687.73
 2      $  692.59
 3      $  697.48
 4      $  702.41
 5      $  707.38
 6      $  712.39
 7      $  717.44
 8      $  722.54
 9      $  727.67
10      $  732.84
11      $  738.06
12      $  743.32
Total   $8,581.85

CASH SURRENDER VALUE:
Year 5 Cash Surrender Value =
Year 5 Policy Value             $85,755.22
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   81,755 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $59,818
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $48,581.73
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   921.48
- Mortality & Expense Charge****     $   552.88
+ Hypothetical Rate of Return*****     ($638.88)
                                     ----------
=                                    $   59,818 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 46.74
 2      $ 46.75
 3      $ 46.76
 4      $ 46.77
 5      $ 46.78
 6      $ 46.79
 7      $ 46.79
 8      $ 46.80

 9      $ 46.81
10      $ 46.82
11      $ 46.83
12      $ 46.84
Total   $561.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
 1       ($54.09)
 2       ($53.93)
 3       ($53.78)
 4       ($53.63)
 5       ($53.47)
 6       ($53.32)
 7       ($53.16)
 8       ($53.01)
 9       ($52.85)
10       ($52.70)
11       ($52.55)
12       ($52.39)
Total   ($638.88)

CASH SURRENDER VALUE:
Year 5 Cash Surrender Value =
Year 5 Policy Value             $59,818.48
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   55,818 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,762
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $56,511.04
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   915.62
- Mortality & Expense Charge****     $   624.31
+ Hypothetical Rate of Return*****   $ 3,440.65
                                     ----------
=                                    $   71,762 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 46.35
 2      $ 46.34
 3      $ 46.33
 4      $ 46.32
 5      $ 46.31
 6      $ 46.31
 7      $ 46.30
 8      $ 46.29
 9      $ 46.28
10      $ 46.27
11      $ 46.27
12      $ 46.26
Total   $555.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1      $  283.21
 2      $  283.84
 3      $  284.48
 4      $  285.11
 5      $  285.75
 6      $  286.39
 7      $  287.03
 8      $  287.67
 9      $  288.32
10      $  288.97
11      $  289.62
12      $  290.27
Total   $3,440.65

CASH SURRENDER VALUE:
Year 5 Cash Surrender Value =
Year 5 Policy Value             $71,761.76
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   67,762 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,755
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $65,436.99
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   908.91
- Mortality & Expense Charge****     $   704.71
+ Hypothetical Rate of Return*****   $ 8,581.85
                                     ----------
=                                    $   85,755 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 45.90
 2      $ 45.87
 3      $ 45.84
 4      $ 45.82
 5      $ 45.79
 6      $ 45.76
 7      $ 45.73
 8      $ 45.70
 9      $ 45.67
10      $ 45.64
11      $ 45.61
12      $ 45.58
Total   $548.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
 1      $  687.73
 2      $  692.59
 3      $  697.48
 4      $  702.41
 5      $  707.38
 6      $  712.39
 7      $  717.44
 8      $  722.54
 9      $  727.67
10      $  732.84
11      $  738.06
12      $  743.32
Total   $8,581.85

CASH SURRENDER VALUE:
Year 5 Cash Surrender Value =
Year 5 Policy Value             $85,755.22
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   81,755 (rounded to the nearest dollar)